UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

MB Financial, Inc.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box)

☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies.
	(2)	Aggregate number of securities to which transaction applies.
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).
	(4)	Proposed maximum aggregate value of transaction.
	(5)	Total fee paid.
☐		Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid.
	(2)	Form, Schedule or Registration Statement No.
	(3)	Filing Party:
	(4)	Date Filed.

MB FINANCIAL, INC.	Stockholder Meeting to be held on 04/22/09
** IMPORTANT NOTICE **	Proxy Materials Available
Regarding the Availability of Proxy Materials	• Notice and Proxy Statement
• Form 10-K
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more
complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important
information contained in the proxy materials before voting.

MB FINANCIAL, INC ATTN: DORIA L. KOROS 6111 N. RIVER ROAD ROSEMONT, IL 60018

Voting items

The Board of Directors recommends a vote
“FOR” the election of all of the nominees
named herein, “FOR” the approval of the
proposed amendment of the Company’s
charter to lower certain supermajority vote
requirements, “FOR” the advisory vote on
executive compensation and “FOR” the
ratification of the appointment of
McGladrey & Pullen, LLP.

1.	The election of the following
         nominees as directors of the Company.
         Each for a three-year term;

01)	David P. Bolger
02)	Robert S. Engelman, Jr.
03)	Thomas H. Harvey
04)	Ronald D. Santo

2.	The approval of a proposed amendment of the Company’s charter to lower certain supermajority vote requirements.

3.	An advisory (non-binding) vote on executive compensation.

4.	The ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.